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                                                                   EXHIBIT 10.12

                                 $160,000,000

                       NATIONAL SERVICE INDUSTRIES, INC.

                               6% Notes due 2009
                          REGISTERED GLOBAL SECURITY


CUSIP NO.: 637657AA5                                           PRINCIPAL AMOUNT
                                                                    REPRESENTED
No. R-1                                                            $160,000,000


         NATIONAL SERVICE INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to CEDE & Co., as the nominee of The Depository Trust Company (the "Depositary"), or registered assigns, the principal sum of ONE HUNDRED SIXTY MILLION UNITED STATES DOLLARS ($160,000,000) on February 1, 2009 and to pay interest thereon semiannually in arrears on each February 1 and August 1 (each, an "Interest Payment Date"), beginning August 1, 1999, and at maturity, from January 26, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of six 6% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest.

         UNLESS THIS REGISTERED GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS OR UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH DEPOSITARY.

         This Registered Global Security is one of the duly authorized debt securities of the Company (the "Debt Securities"), issued or to be issued in one or more series under an Indenture, dated as of January 26, 1999 (the "Indenture"), between the Company and SunTrust Bank, Atlanta, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the Holders of the Debt Securities
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and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Indenture are hereby incorporated by reference herein. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Registered Global Security is a global certificate issued on the date hereof, which represents 100% of the principal face amount of the Company's 6% Notes due 2009 (the "Notes"). All terms used in this Registered Global Security which are not defined herein shall have the meanings assigned to them in the Indenture.

         The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Registered Global Security representing the Notes is registered at the close of business on the fifteenth calendar day of the month prior to the month in which each Interest Payment Date occurs. "Business Day" with respect to the Notes means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by law or executive order to close. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of such Person having been such Holder, and may either be paid to the Person in whose name this Registered Global Security representing the Notes is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice of which having been given to each Holder of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Payment of the principal of and interest on the Notes will be made by the Company to the Trustee, and if such payments are made by the Company, the Trustee in turn will make such payments to the Depositary. Place of Payment will be at the Offices of the Trustee in the Borough of Manhattan, The City of New York.

         Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no


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additional interest will accrue as a result of such delayed payment.

         The Notes will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of Notes. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) and 20 basis points. In the case of each of clause (1) and (2), accrued interest will be payable to the redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

         "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

         "Independent Investment Banker" means one of the Reference Treasury Dealers identified in clause (1) of the definition thereof appointed by the Company.
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                                                                              4


         "Reference Treasury Dealer" means (1) each of Salomon Smith Barney Inc., Goldman, Sachs & Co., and J.P. Morgan Securities Inc. and their respective successors and (2) any other primary U.S. Government securities dealer (a "Primary Treasury Dealer") selected by the Independent Investment Banker after consultation with the Company. If any of the firms identified in clause (1) shall cease to be a Primary Treasury Dealer, the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

         "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of principal of and interest on such Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment on such Note will be reduced by the amount of interest accrued on such Note to such redemption date.

         On and after the redemption date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If less than all the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         The Notes will not be subject to any sinking fund.

         The Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Notes. Subject to the limitations, terms and conditions set forth herein and in the Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation and thereupon the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denomination.

         The Registered Global Security presented for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee and executed by, the registered Holder or by the Holder's attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to the due presentment of this Registered Global Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Registered Global Security is registered as the owner hereof for all purposes, whether or not this Registered Global Security
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be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

         Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Registered Global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Registered Global Security at the times, place and rate, and in the coin or currency, herein prescribed.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof.

         Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Debt
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Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                             NATIONAL SERVICE INDUSTRIES, INC.,

                                               by


                                                    ----------------------------
                                                    Name:
                                                    Title:



Corporate Seal
Attest:

by


-----------------------------
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
  This is one of the Debt Securities
  issued under the within-mentioned
  Indenture.

SunTrust Bank, Atlanta
as Trustee

by

   /s/
   --------------------------
   Authorized Officer

L&C Spinco, Inc. a Delaware corporation (the "Company"), has assumed the obligations of National Service Industries, Inc. ("NSI") as successor to the NSI in connection with the transfer of the properties and assets of NSI substantially as an entirety. The Company has expressly assumed the due and punctual payment of the principal of and interest on all the Notes and the due and punctual performance and observance of all the covenants and obligations in the Indenture to be performed by NSI, and NSI will be relieved from all covenants and obligations under the Notes, the Securities and the Indenture in accordance with the First Supplemental Indenture referred to below. The Indenture dated as of January 26, 1999 referred to in this Note has been amended by a First Supplemental Indenture dated as of _____________, 2001 to provide for such assumptions of obligations by the Company and the release of NSI from such obligations. Reference is hereby made to said First Supplemental Indenture, copies of which are on file with SunTrust Bank, as Trustee, for a description of the amendments therein made.